KOREA EQUITY FUND, INC.

                                                                 June 15, 1999

To Our Shareholders:

  We present the Semi-Annual Report of the                      dented financial and economic crisis. The
Korea Equity Fund, Inc. (the "Fund") for the six                Gross Domestic Product ("GDP") decreased
months ended April 30, 1999.                                    by 5.8% and industrial production fell 7.2%,
                                                                while private consumption declined 9.6%.
  The Net Asset Value per Share ("NAV") of                      Fixed capital formation declined by 21.1% af-
the Fund on April 30, 1999 was $5.03, repre-                    ter a 2.2% decrease in 1997. Although imports
senting an increase of 80.9% during the six                     declined 22%, exports increased 13.3% in lo-
months ended April 30, 1999. The closing                        cal currency terms. Unemployment rose to a
market price of the Fund on April 30, 1999 on                   record high of 8.7% in February 1999, but de-
the New York Stock Exchange was $4.50, rep-                     clined to 7.2% in April 1999.
resenting a 10.5% discount to the NAV. The
Fund's net assets amounted to $42,329,754                          However, South Korea's external accounts
on April 30, 1999.                                              improved substantially in 1998 easing con-
                                                                cerns about a potential foreign currency crisis.
  The Korea Composite Stock Price Index                         Collapsing import volume made the largest
("KOSPI") increased from 403 to 752 or                          contribution to the first trade surplus in nine
86.4%, in local currency terms during the six                   years, amounting to $39.9 billion, which also
months ended April 30, 1999. Including the                      served as a major factor in propelling the cur-
Korean won (the "Won") appreciation of 11.0%                    rent account surplus to $40 billion, equivalent
during the six months ended April 30, 1999,                     to 12.3% of GDP. As a result, South Korea's
this represents a total increase of 107.1% in                   usable foreign exchange reserves increased
United States dollar terms. The Fund under-                     to $48.5 billion at the end of 1998 from $8.9
performed the KOSPI, in U.S. dollar terms, by                   billion the year before.
26.2% during the six months ended April 30,
1999. For the quarter ended April 30, 1999,                       Supported by rising foreign reserves, the
the KOSPI increased in local currency and                       Won has stabilized at 1,200 Won to one U.S.
U.S. dollar terms by 31.7% and 30.2%, re-                       dollar, from its trough of over 1,800 Won to
spectively. For the quarter ended April 30,                     one U.S. dollar in early 1998. The stabilized
1999, the NAV of the Fund increased by                          Won has allowed the South Korean govern-
25.4%; however, the Fund underperformed                         ment to aggressively implement a loose mon-
the KOSPI, in U.S. dollar terms, by 4.8%.                       etary policy in order to stimulate the economy.

Korean Economy                                                     The benchmark three-year corporate bond
                                                                yield declined from over 25% to 8%, and the
  The South Korean economy suffered a se-                       overnight call rate is currently hovering below
vere contraction in 1998, amid an unprece-                      5%.

  Positive results of this loose monetary pol-                   This should also help prevent the Won from
icy have been evident since the fourth quarter                   appreciating further. The government implied
of 1998. Recent economic indicators have fur-                    that intervention was possible if the Won ap-
ther suggested the South Korean economy                          preciates too quickly, in an effort to maintain
had turned the corner. The ratio of dishonored                   the country's international competitiveness.
bills decreased to pre-crisis levels. Industrial
production increased and capacity utilization                       South Korea's total foreign currency debt
also improved. According to the economic in-                     was $145.5 billion as of the end of March
dicators for the first quarter of 1999, an-                      1999, down from $158.1 billion at the end of
nounced by the Bank of Korea ("BOK"), the                        1997. The ratio of short-term debt to total debt
GDP has expanded 4.6% year-over-year                             has been substantially reduced to 22% from over 40%.
("yoy"), the first growth since the economic cri-                South Korea repaid $4.8 billion of
sis. The lower comparison basis from the prior                   the $19 billion that it has borrowed from the In-
year serves as one of the reasons for the bet-                   ternational Monetary Fund ("IMF") as a part of
ter than expected growth. The rebound in the                     a total rescue package of $58 billion. The gov-
first quarter was driven by private consump-                     ernment plans to repay an additional $7.7 bil-
tion, which increased 6.3% yoy. Meanwhile, in-                   lion during 1999 and may repay a portion be-
vestment during the quarter slowed to 2.9%,                      fore maturity in an effort to curb the strength of
from a decline of 38.5% in 1998. Although ex-                    the Won.
ports declined 5.4% yoy, mainly due to extra-
ordinary items such as gold exports last year,                      Progress in the restructuring of the Finan-
imports rose by 8.3% yoy compared with a                         cial and Corporate sectors is uneven. The
35.5% decline in 1998.                                           South Korean government has achieved quite
                                                                 impressive progress in addressing the prob-
                                                                 lems in its beleaguered Banking sector. The
  The BOK recently adjusted its GDP growth                       government has injected public money into
forecast for 1999 upwards to 4% from 3.1%.                       weak banks and agreed to sell two banks to
The BOK expects the recovery in private con-                     foreign investors. While the due diligence
sumption to gain further momentum in the                         process for setting the prices is underway for
second half of 1999, while inventory destock-                    both deals, and some disagreements have
ing is slowing down significantly, limiting the                  been raised during the negotiations, the South
negative impact on economic growth. The                          Korean government seems to be in a weak
BOK forecasts private consumption to in-                         bargaining position and is likely to accept any
crease 2.7% in 1999 and fixed investment to                      price to avoid risking its credibility by losing
turn positive, increasing by 2.5%. Exports are                   the deals. However, many South Korean com-
expected to increase 1.3%, but imports are                       panies have yet to properly address chronic
forecast to surge 20.1%. The trade surplus is                    problems, such as excess capacity and high
therefore likely to narrow to $20 billion, but this              debts. Even in 1998, these problems wors-
still represents an acceptable figure.                           ened. The nation's top thirty conglomerates,
                                                                 had their debt to equity ratio decline to 380%
  Given the benign Consumer Price Index                          in 1998 from 519% in 1997, mainly due to as-
("CPI") increase of 0.7% in March, the BOK is                    set revaluation. However, actual debt in-
expected to maintain the existing monetary                       creased to 357 trillion Won from 348 trillion
policy to keep the economic recovery on track.

  Won. Asset swaps among the top five con-                       The Portfolio
glomerates, which are viewed as symbols of
corporate restructuring, are progressing but                     During the three months ended April 30,
very slowly and with little substance.                           1999, the Fund slightly increased its equity ex-
Korean Stock Market                                              posure compared with the previous quarter.
                                                                 While the Fund has yet to shift decisively from
  The Korean stock market continued its                          its cautious stance, the exposure to equities
strong rally with the support of several items of                has been increased given the signs of im-
good news. Announcements of some aggres-                         provement in economic activity. The Fund
sive corporate restructuring plans, abundant                     added shares in the nation's monopolistic
liquidity inflows, growing optimism for an ear-                  electricity company and a leading apparel
lier economic recovery, and sovereign debt                       company. Meanwhile, the Fund reduced its
upgrades from the major international rating                     holdings in the Shipbuilding sector. While its
agencies have together overcome the con-                         expertise and world-leading status remain in-
cerns about labor unrest. Lower interest rates                   tact, with a substantial order backlog of
and the strength of the Japanese yen against                     around two years, the shipbuilding industry
the U.S. dollar have also fueled the positive                    seems to be gradually peaking out, which will
sentiment.                                                       lead to fewer new orders. As of April 30, 1999,
                                                                 the Fund held 96.0% of its net assets in equi-
  Including a short-lived consolidation period                   ties, comprising 38 Korean equities, one Ko-
when the market dropped below the 500 level                      rean GDR and three Korean ADRS
in response to the renewed weakness of the
Japanese yen at the end of February, the                            During the last quarter, the Fund did not
KOSPI increased by 86.4% in local currency                       purchase any new issues. One stock was elim-
terms over the six-month period ended April                      inated from the portfolio during the quarter:
30, 1999. Foreign investors have endorsed the                    Kumho Electric Inc., a maker of general light-
progress made in the restructuring of the Fi-                    ing products.
nancial sector and have remained net buyers.
Spurred by lower interest rates and the estab-                   Investment Strategy
lishment of new mutual funds by securities
companies, retail investors are now shifting                       As there is growing consensus that the
their bank deposits into the stock market.                       South Korean economy is poised to
                                                                 strengthen, investor sentiment has substan-
  During the quarter ended April 30, 1999,                       tially improved amid abundant liquidity flowing
most sectors continued to gain, with a few no-                   into the stock market. Nevertheless, the sus-
table exceptions. The sectors leading the mar-                   tainability of economic recovery still remains
ket were Mining (+41.3%), Food and Beverage                      fragile. Since robust export growth is less likely
(+29.9%), Banks (+24.2%) and Transportation                      under conditions of deflationary pressure in
and Storage (+22.7%). Among the laggards                         the world economy, the improving economic
were Automobile (-3.3%), Machinery (-1.8%),                      forecast is mainly based on expectations of re-
and Utilities (-0.7%)                                            covery in domestic demand, driven by fiscal
                                                                 stimulus and relaxed monetary policy. Given
 .                                                                the combination of excess capacity and high

corporate indebtedness, facility investment is                      Under these circumstances, the Fund's in-
expected to remain weak. As witnessed in the                     vestment strategy will continue to be cautious,
first quarter of 1999, private consumption                       as the liquidity-driven rally has stretched over-
shows some signs of recovery, but this may be                    all market valuations. The Fund intends to
short-lived. With the initial shock from the sud-                keep its current level of investment in U.S.
den economic crisis abating, consumers have                      short-term debt basically unchanged.
resumed their purchases of durable goods.
The recent stock market rally could result in a                     In terms of sector allocation, the Fund is
temporary wealth effect. However, unemploy-                      looking to increase its weightings in the Finan-
ment is still high and average household in-                     cial sector by slashing its substantial over
come will decline due to depressed wages,                        weighting in sectors such as Food and Bever-
which will discourage private consumption in                     age, because the outlook for non-performing
due course. Without sound consumption                            loans is improving as a result of bank recapi-
growth, any economic recovery will only be                       talizations. The Fund continues to favor semi-
modest even with the replenishment of inven-                     conductors and steel companies, which
tories.                                                          should continue to move toward a better cycli-
                                                                 cal phase in the coming years. Signs of sus-
 A sustainable economic recovery also re-                        tainable consumption growth will lead to an in-
quires the completion of corporate restructur-                   creased weighting in the Consumer-related
ing. While there has been substantial progress                   sectors.
in South Korea's reform process, particularly
based on regional comparisons, the overall re-                      We welcome any questions or comments
structuring program is still in its early stages.                about your Fund.
Corporate restructuring needs to be executed
in greater substance, in addition to the con-
ceptual changes already implemented. Fur-
thermore, if complacency sets in as a result of                       Sincerely,
recent developments, and the government
and corporations shelve reform plans, it will
nullify any of the achievements made during                           Nobuo Katayama
the course of the current painful restructuring                       President
efforts. Meanwhile, developments in Japan
and China may continue to influence the
South Korean economy and the stock market
as well.

     The Board of Directors and officers of the Korea Equity Fund, Inc. take this opportunity to express their appreciation to Mr. Haruo Sawada, who has been reassigned, effective May 31, 1999, to new duties at Nomura Asset Management Co., Ltd. ("NAM"). Mr. Sawada had served as President of Nomura Asset Management U.S.A. Inc., the Fund's manager ("Manager") and President and Portfolio Manager of the Fund since 1997.

     The Board of Directors of the Fund has elected Mr. Nobuo Katayama to serve as the President of the Fund and a member of its Board of Directors. Mr. Katayama, who succeeded Mr. Sawada as President of the Manager, will also act as Portfolio Manager of the Fund. Mr. Katayama has been Marketing Officer of NAM, the parent company of the Manager, since 1997. Mr. Katayama served as Director and Chief Portfolio Manager of NAM from 1993 to 1997.

     NAM provides investment recommendations to the Manager regarding the Fund's portfolio. As Portfolio Manager for the Fund and President of the Manager, Mr. Katayama will be primarily responsible for the day-to-day portfolio management of the Fund.

     Year 2000 Issues. Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A.") or other Fund service providers do not properly address this problem prior to January 1, 2000. NAM-U.S.A. has hired consultants to analyze these issues and to implement any system modifications necessary to prepare for the Year 2000. In addition, NAM-U.S.A. has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and NAM-U.S.A. will continue to monitor the situation. However, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.

     In addition, the companies in which the Fund invests, the markets for their securities and related securities trade processing could be adversely affected by the Year 2000 Problem. If the value of a Fund investment is adversely affected by a Year 2000 Problem, the Fund's investment return will be reduced.

                  SHAREHOLDER ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 426-5523 for information concerning their accounts.

                           KOREA EQUITY FUND, INC.

                         FUND HIGHLIGHTS-APRIL 30,1999

                                   (Unaudited)

 Net Assets ......................................$42,329,754
 Net Asset Value per Share .......................$      5.03
 Closing NYSE Market Price .......................$      4.50
 Percentage Change in Net Asset Value per Share* .       80.9%
 Percentage Change in NYSE Market Price* .........       53.2%

MARKET INDEX:
Percentage change in market index*
                                                        KOREAN WON   U.S.$
                                                        ----------   -----
    Korea Composite Stock Price Index* .................    86.4%    107.1%
    *From November 1, 1998 through April 30, 1999

ASSET ALLOCATION:
     Korean Equity Securities ............................. 96.0%
     Cash and Cash Equivalents ............................  4.5
                                                           ------
     Total Investments ....................................100.5
     Liabilities in Excess of Other Assets, Net ........... (0.5)
                                                           ------
     Net Assets ...........................................100.0%
                                                           ======

INDUSTRY DIVERSIFICATION:
                           % of                                   % of
                        Net Assets                             Net Assets
                        ----------                             ----------
   Electric and Electronics .13.8   Wood and Paper ..................2.9
   Consumer Electronics .....13.0   Hotels and Restaurants ..........2.3
   Chemicals ................11.4   Transportation Equipment ........2.1
   Iron and Steel ...........9.6    Non-Ferrous Metals ..............1.6
   Utilities ................9.4    Securities ......................1.4
   Food and Beverages .......8.5    Textiles and Apparel ............1.2
   Banking ..................5.3    Construction ....................1.1
   Insurance ................4.0    Airlines ........................0.7
   Energy ...................3.6    Telecommunications ..............0.7
   Miscellaneous
    Manufacturing............3.4

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:
                                                      Market      % of
Security                                              Value     Net Assets
--------                                            ---------   ----------
 Samsung Electronics Co., Ltd. ......................$4,178,748      9.9
 Pohang Iron and Steel Co., Ltd. .....................4,044,949      9.6
 Korea Electric Power Corp............................3,986,479      9.4
 Samsung Display Devices .............................2,931,644      6.9
 Daesung Industries ..................................1,521,212      3.6
 Hana Bank ...........................................1,514,788      3.6
 Dae Duck Electronics Co . ...........................1,462,453      3.5
 Dongwon Industries, Co . ............................1,420,922      3.4
 Nong Shim Co., Ltd . ................................1,409,339      3.3
 SK Corporation.......................................1,387,274      3.3


                           KOREA EQUITY FUND, INC.

                          SCHEDULE OF INVESTMENTS
                              APRIL 30,1999
                               (Unaudited)
                                                                        % of
                                                               Market    Net
                                      Shares        Cost       Value     Assets
                                      ------        ----       -----     ------
AIRLINES
Korean Airlines ...................   25,000     $ 360,067    $ 311,317   0.7
  International airline                          ---------    ---------   ---
BANKING
Hana Bank .......... ..............  116,150    1,114,496    1,514,788   3.6
  Commercial bank
Kookmin Bank ......................   52,484      513,019      715,390   1.7
  Commercial bank                                ---------     --------   ---
Total Banking .....................              1,627,515    2,230,178   5.3
                                                 ---------    ---------   ---
CHEMICALS
Daewoong Pharmaceutical Co., Ltd...    8,855       281,383      144,168   0.3
  Pharmaceuticals
Hyundai Pharmaceutical Co .........       53           285          722   0.0
  Pharmaceuticals
Korea Chemical Co . ...............   15,000     1,692,119    1,034,918   2.4
  Industrial paints
L.G. Chemical Ltd . ...............   73,117       675,250    1,261,168   3.0
  Petrochemicals
Su Heung Capsule Co., Ltd .........   51,000       437,941    1,008,414   2.4
  Pharmaceutical capsules
SK Corporation ....................   65,951     1,708,757    1,387,274   3.3
  Petrochemicals                                 ---------    ---------   ----
Total Chemicals ...................              4,795,735    4,836,664   11.4
CONSTRUCTION                                     ---------    ---------   ----
Korea Industrial Development Co ...   70,000     1,295,410     394,026    0.9
Korea Industrial Development
  Co. (rights).....................   54,427       201,447      77,393    0.2
  Ready-mixed concrete                           ---------    --------    ---
Total Construction ................              1,496,857     471,419    1.1
                                                 ---------    --------    ---
CONSUMER ELECTRONICS
Daewoo Electronics Co .............   80,000       714,169     344,636    0.8
  Consumer and industrial electronic
   products
Samsung Electronics Co., Ltd.......   36,076     3,309,138   2,774,376    6.6
Samsung Electronics Co.,
    Ltd. GDR-1/2 Voting(++).........   31,630     2,049,142   1,404,372    3.3
    Consumer electronics, computers,
      and telecommunications
Sindoh Ricoh Co., Ltd..............   23,450       825,782      966,807   2.3
  Office automation equipment                    ---------    ---------  ----
  Total Consumer Electronics .....               6,898,231    5,490,191  13.0
                                                 ---------    ---------  ----


                       See notes to financial statements

                      SCHEDULE OF INVESTMENTS-(CONTINUED)
                                 APRIL 30,1999
                                  (UNAUDITED)
                                                      % of
                                                       Net     Market
                                           Shares      Cost     Value    Assets
                                           ------      ----    ------    ------
 ELECTRIC AND ELECTRONICS
 Chung Ho Computer Co ................     31,247  $ 2,102,147   $ 675,682   l.6
   Cash dispensers and ATM's
 Dae Duck Electronics Co .............    139,050      875,443   1,462,453   3.5
   Printed circuit boards
 Sae Han Precision Co., Ltd...........     38,295      574,823     789,422   1.8
   Automobile audio deck mechanisms
 Samsung Display Devices .............     57,119    3,325,334   2,931,644   6.9
   Liquid display monitors and terminals
 Total Electric and Electronics ......               6,877,747   5,859,201  13.8

 ENERGY
 Daesung Industries ..................     45,199    2,229,039   1,521,212   3.6
   Gas, anthracite coal and oil

 FOOD AND BEVERAGES
 Dongwon Industries, Co ..............     75,560    1,495,994   1,420,922   3.4
   Deep-sea fishing and processing
 Hite Brewery Co., Ltd ...............     32,916    1,131,779     775,472   1.8
   Beer
 Nong Shim Co., Ltd ..................     25,000      925,977    1,409,339   3.3
   Instant noodles and snack foods
 Total Food and Beverages ............               3,553,750    3,605,733   8.5

 HOTELS AND RESTAURANTS
 Hotel Shilla Co .....................     93,543      993,168      968,093   2.3
   Hotel management

 INSURANCE
 Hyundai Marine and Fire Insurance
   Co., Ltd..........................     36,980     2,081,822    1,101,466   2.6
   Automobile, marine and fire insurance
 Oriental Fire & Marine Insurance....     30,000       764,571      593,185   1.4
   Non-life insurance
 Total Insurance ....................                2,846,393    1,694,651   4.0

IRON AND STEEL
Pohang Iron and Steel Co., Ltd. .....     32,580     2,000,593    2,371,199   5.6
Pohang Iron and Steel Co., Ltd. ADR .     65,000       991,250   1,673,750    4.0
  Hot and cold rolled steel products
 Total -Iron and Steel ..............                2,991,843   4,044,949    9.6

                      See notes to financial statements




                      SCHEDULE OF INVESTMENTS-(CONTINUED)

                                APRIL 30,1999

                                 (UNAUDITED)
                                                                           % of
                                                                  Market    Net
                                             Shares      Cost     Value    Assets
 MISCELLANEOUS MANUFACTURING
 Daewoo Heavy Industries .............    150,000    $ 743,954   $ 662,600    1.6
   Heavy industrial equipment
 Medison Co., Ltd .....................    68,654      595,988     768,278    1.8
   Diagnostic ultrasound scanners
 Total Miscellaneous Manufacturing ....              1,339,942   1,430,878    3.4

 NON-FERROUS METALS
 Keumkang Co . ........................    10,000      987,920     387,042    0.9
   Safety glass and building materials
 Korea Zinc Co., Ltd . ................    11,000      213,830     309,129    0.7
   Non-ferrous metal refiner
 Total Non-Ferrous Metals .............              1,201,750     696,171    1.6

 SECURITIES
 Daewoo Securities Co .................    23,754      674,159     586,605    1.4
   Brokerage services

 TELECOMMUNICATIONS
 Korea Telecom Corp. ..................       100        3,158       4,375    0.0
   Telecommunications
 SK Telecom Co., Ltd . ................       142       77,732     118,881    0.3
 SK Telecom Co., Ltd. ADR .............    11,970       70,701     166,084    0.4
   Mobile telecommunications and paging services
 Total Telecommunications .............                151,591     289,340    0.7

 TEXTILES AND APPAREL
 Handsome Co., Ltd. ..................     17,164      590,850     522,791    1.2
   Women's garments and accessories

 TRANSPORTATION EQUIPMENT
 Hyundai Merchant Marine .............     62,647      809,404     869,731    2.1
   Container ships and tankers

 UTILITIES
 Korea Electric Power Corp ...........    115,600    3,246,222   3,326,479    7.8
 Korea Electric Power Corp. ADR ......     40,000      977,200     660,000    1.6
   Power supplier
 Total Utilities .....................               4,223,422   3,986,479    9.4

 WOOD AND PAPER
 Hansol Co., Ltd . ..................      38,396    1,308,007     646,125    1.5
   Newsprint

                      See notes to financial statements




                     SCHEDULE OF INVESTMENTS-(CONTINUED)
                               APRIL 30,1999
                                (UNAUDITED)

                                                                                                  % of
                                                                                    Market         Net
                                                      Shares          Cost          Value       Assets
                                                      ------          ----          -----       ------

 Korea Export Packaging Industries.....                37,539       $ 929,093      $ 562,216      1.4
   Specialized corrugated board
 Total Wood and Paper .................                             2,237,100      1,208,341      2.9
 TOTAL KOREAN EQUITY SECURITIES .......                            45,898,563     40,623,944     96.0


                                                     PRINCIPAL
 TIME DEPOSIT                                        AMOUNT

 West Deutsche Bank of London 4.875%, due 5/3/99    $1,900,000      1,900,000      1,900,000      4.5
 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES                         1,900,000      1,900,000      4.5
 TOTAL INVESTMENTS .................                               47,798,563     42,523,944    100.5
 LIABILITIES IN EXCESS OF OTHER ASSETS, NET                          (194,797)      (194,190)    (0.5)
 NET ASSETS ........................                              $47,603,766    $42,329,754    100.0


=+Securities may only be sold to institutional buyers. At April 30, 1999 the value of this security amounts to $1,404,372 or 3.3% of Net Assets.
 ADR--American Depository Receipt
 GDR--Global Depository Receipt

      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 1999.

              Korean Won         KRW               1,188.50 = $1.00

                      See notes to financial statements






                    STATEMENT OF ASSETS AND LIABILITIES
                               APRIL 30,1999
                                (UNAUDITED)

 Investments in securities, at market value (cost-$45,898,563)............       $40,623,944
 Investments in short-term securities, at market value (cost-$1,900,000)..         1,900,000
 Receivable for dividends and interest, net of withholding taxes                      35,509
 Cash ....................................................................            37,852
 Other assets ............................................................             5,593
 Total Assets ............................................................        42,602,898

 Accrued management fee ..................................................            54,607
 Other accrued expenses ..................................................           218,537
 Total Liabilities .......................................................           273,144

 Capital stock (par value of 8,409,000 shares of capital stock
   outstanding, authorized 100,000,000, par value $0.10 each).............           840,900
 Paid-in capital .........................................................        90,027,541
 Accumulated net realized loss on investments and foreign currency
  transactions............................................................        (43,372,712)
 Unrealized net depreciation on investments and foreign exchange..........        (5,274,012)
 Accumulated net investment income .......................................           108,037
 Net Assets ..............................................................       $42,329,754
 Net asset value per share ...............................................            $ 5.03

                      See notes to financial statements



                          STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED APRIL 30,1999
                                (UNAUDITED)

 Dividend income (less $85,713 withholding taxes)             $432,796
 Interest income ...................................            60,631
 Total Income ...........................................                     $ 493,427

 Management fee .........................................      174,423
 Custodian fees ....................................            52,797
 Legal fees .............................................       37,642
 Auditing and tax reporting fees ........................       34,897
 Shareholder reports ....................................       25,180
 Transfer agency fees ...................................       18,960
 Registration fees ......................................       16,170
 Directors'fees and expenses ............................       11,614
 Annual meeting expenses ................................        8,582
 Insurance expenses .....................................          232
 Miscellaneous ..........................................        4,893
 Total Expenses .........................................                      385,390
 INVESTMENT INCOME (LOSS)-NET ...........................                      108,037

 Realized gain (loss) on investments and foreign currency transactions:
 Net realized loss on investments .......................                     (269,044)
 Net realized loss on foreign exchange ..................                     (287,604)
 Net realized loss on investments and foreign exchange ..                     (556,648)
 Change in net unrealized depreciation on investments ...                   16,164,463
 Change in net unrealized depreciation on translation of foreign currency and other assets and liabilities denominated in foreign
  currency                                                                   3,270,775
 Net realized and unrealized gain on investments and foreign exchange       18,878,590
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...                  $18,986,627

                      See notes to financial statements






                      STATEMENT OF CHANGES IN NET ASSETS

                                                            For the Six
                                                               Months
                                                                Ended              For the Year
                                                             April 30, 1999           Ended
                                                              (Unaudited)        October 31, 1998

 Net investment income (loss) .............................  $  108,037        $    (271,595)
 Net realized loss on investments .........................    (269,044)         (10,332,912)
 Net realized loss on foreign exchange ....................    (287,604)          (9,901,486)
 Change in unrealized appreciation on investments            16,164,463           17,219,176
 Change in unrealized appreciation (depreciation)
   on translation of foreign currency and other assets
   and liabilities denominated in foreign currency ........   3,270,775          (3,242,821)
 Increase (decrease) in net assets derived from investment
 activities ...............................................  18,986,627          (6,529,638)

 Beginning of period ......................................  23,343,127          29,872,765
 End of period (including accumulated undistributed net
 investment income of $108,037 and $0, respectively)....... $42,329,754         $23,343,127

                       See notes to financial statements





                                             NOTES TO FINANCIAL STATEMENTS (Unaudited)
[Heading Missing]                                                       (b) Foreign Currency Transactions-Transactions
 Korea Equity Fund, Inc. (the "Fund") is registered                 denominated in Korean won are recorded in the
under the Investment Company Act of 1940 as a                       Fund's records at the prevailing rate at the time of
nondiversified, closed-end management investment                    the transaction. Asset and liability accounts that are
company. The Fund was incorporated in Maryland                      denominated in won are adjusted to reflect the cur-
on September 7, 1993 and investment operations                      rent exchange rate at the end of the period. Trans-
commenced on December 3, 1993. The following is                     action gains or losses resulting from changes in the
a summary of significant accounting policies fol-                   exchange rate during the reporting period or upon
lowed by the Fund.                                                  settlement of foreign currency transactions are in-
 (a) Valuation of Securities-Investments traded                     cluded in the results of operations for the current pe-
on stock exchanges are valued at the last sale price                riod.
on the principal market on which such securities are                  The net assets of the Fund are presented at the
traded as of the close of business on the day the se-               exchange rate and market values at the close of the
curities are being valued or, lacking any sales, at the             period. The Fund isolates that portion of the results
last available bid price. Securities traded in the over-            of operations arising as a result of changes in the
the-counter market (as opposed to the OTC market                    foreign exchange rates on investments from the
for foreign investors in Korea) are valued at the last              fluctuations arising from changes in the market
reported sales price as of the close of business on                 prices of securities held at April 30,1999. Net real-
the day the securities are being valued or, if none is              ized foreign exchange gains or losses include gains
available, at the mean of the bid and offer price at                or losses arising from sales of portfolio securities,
the close of the day or, if none is available, at the last          sales and maturities of short-term securities, cur-
reported sales price available to the Fund. Securi-                 rency gains or losses realized between the trade
ties for which market quotations are not readily                    and settlement dates on securities transactions, the
available and restricted securities are valued in                   difference between the amounts of dividends, inter-
good faith at fair value using methods determined by                est, and foreign withholding taxes recorded on the
the Board of Directors. In determining fair value,                  Fund's books, and the United States dollar equiva-
consideration is given to cost, operating and other                 lent of the amounts actually received or paid. Net
financial data. Short-term debt securities which ma-                unrealized foreign exchange gains or losses in-
ture in 60 days or less are valued at amortized cost                cludes gains or losses arising from changes in the
if their original maturity at the date of purchase was              value of assets and liabilities including investments
60 days or less, or by amortizing their value on the                in securities at April 30, 1999, resulting from
61st day prior to maturity if their term to maturity at             changes in the exchange rate.
the date of purchase exceeded 60 days. Securities
and other assets, including futures contracts and re-                 (c) Security Transactions, Investment Income,
lated options, are stated at market value or other-                 Distributions to Shareholders-Security transac-
wise at fair value as determined in good faith by or                tions are accounted for on the trade date. Dividend
under the direction of the Board of Directors of the                income is recorded on the ex-dividend date and in-
Fund.                                                               terest income is recorded on the accrual basis. Re-



                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)-(Continued)

alized gains and losses on the sale of investments                    (f) Subscription for New Shares-As part of their
are calculated on the identified cost basis.                        annual corporate action matters, certain Korean
                                                                    companies offer rights to their shareholders to sub-
 Distributions from net investment income and net                   scribe to new shares which are eligible for a portion
realized capital gains are determined in accordance                 of the dividends paid on existing shares in the year
with Federal income tax regulations, which may dif-                 of subscription. The Fund normally subscribes to
fer from generally accepted accounting principles.                  new share offerings by Korean companies.
To the extent these "book/tax" differences are per-
manent in nature (i.e., that they result from other                   (g) Use of Estimates in Financial Statement
than timing recognition-"temporary"), such ac-                      Preparation-The preparation of financial state-
counts are reclassified within the capital accounts                 ments in accordance with generally accepted ac-
based on their Federal tax-basis treatment; tempo-                  counting principles requires management to make
rary differences do not require reclassification. Divi-             estimates and assumptions that affect the reported
dends and distributions which exceed net realized                   amounts and disclosures in the financial state-
capital gains for financial reporting purposes, but                 ments. Actual results could differ from these esti-
not for tax purposes, are reported as distributions in              mates.
excess of net realized capital gains.                                (h) Concentration of Risk-A significant portion of
 (d) Capital Account Reclassification- For the year                 the Fund's net assets consists of South Korean se-
ended October 31, 1998, the Fund's paid-in-capital                  curities which involve certain considerations and
was decreased by $377,978 with an increase in ac-                   risks not typically associated with investments in the
cumulated net investment income of $271,595 and                     United States. In addition to the smaller size, less
an increase in accumulated net realized loss on in-                 liquidity and greater volatility, the South Korean se-
vestments and foreign currency transactions of                      curities market is less developed than the U.S. se-
$106,383. The adjustment was primarily a result Of                  curities market and there is often substantially less
the reclassification of net investment and foreign ex-              publicly available information about South Korean
change losses.                                                      issuers than there is about U.S. issuers. Future eco-
                                                                    nomic and political developments in South Korea
 (e) Income Taxes-A provision for United States                     could adversely affect the liquidity or value, or both,
income taxes has not been made since it is the in-                  of securities in which the Fund is invested. Further,
tention of the Fund to qualify as a regulated invest-               the Fund may be exposed to currency devaluation
ment company under the Internal Revenue Code                        and other exchange rate fluctuations.
and to distribute within the allowable time limit all
taxable income to its shareholders.

 Under Korean tax laws, a withholding tax is imposed on             2.  Management Agreement and Transactions
dividends and interest income at the rate of 16.5% and 13.2%,           With Affiliated Persons
respectively, and such withholding taxes are reflected as a
reduction of the related revenue. There is no withholding tax on    Nomura Asset Management U.S.A. Inc. (the
realized gains.                                                     "Manager") acts as the Manager of the Fund pur-
                                                                    suant to a management agreement. Under the


             NOTES TO FINANCIAL STATEMENTS (UNAUDITED)-(CONTINUED)

                                                                 3. Purchases and Sales of Investments
agreement, the Manager provides all office space,
facilities and personnel necessary to perform its du-               Purchases and sales of investments, exclusive
ties. Pursuant to such management agreement, the                 of investments in foreign currency and short-term
Manager has retained its parent company, Nomura                  securities, for the six months ended April 30, 1999
Asset Management Co., Ltd. ("NAM") as investment                 were $3,521,738 and $1,798,086, respectively.
adviser for the Fund.

 As compensation for its services to the Fund, the                 As of April 30, 1999, net unrealized depreciation
Manager receives a monthly fee computed daily, at                on investments, exclusive of investments in foreign
the annual rate of 1.10% of the Fund's average                   currency and short-term securities, for Federal in-
weekly net assets. For services performed, NAM                   come tax purposes was $5,274,619 of which
receives a monthly fee from the Manager at the an-               $4,784,515 related to appreciated securities and
nual rates of 0.55 of 1 % of the average weekly net              $10,059,134 related to depreciated securities. The
assets of the Fund. Under the Management Agree-                  aggregate cost of investments, exclusive of invest
ment, the Fund paid or accrued fees to the Manager               ments in foreign currency and short-term securities,
of $174,423 for the six months ended April 30,                   at April 30, 1999 for Federal income tax purposes
1999. For the six months ended April 30, 1999, the               was $45,898,563. The Fund has a capital loss car-
Manager informed the Fund that NAM received fees                 ryforward as of October 31, 1998 of approximately
of $106,973 from the Manager. At April 30, 1999,                 $42,816,000 of which $14,274,000 expires October
the fee payable to the Manager by the Fund, was                  31, 2003, $3,203,000 expires October 31, 2004,
$54,607.                                                         $5,211,000 expires October 31, 2005, and
                                                                 $20,128,000 expires October 31, 2006.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated
$11,614 for the six months ended April 30, 1999.


Selected per share data and ratios for a share of common stock outstanding throughout each period:

                                            For the Six
                                           Months Ended             For the Year Ended              December 3,1993*
                                           April 30,1999                October 31,                       to
                                            (Unaudited)         1998      1997     1996      1995   October 31, 1994
 Net asset value, beginning of period  ......   $2.78          $3.55     $7.42    $10.06    $11.08    $ 10.98**
   Net investment income (loss)..............    0.01          (0.03)    (0.02)    (0.06)    (0.07)     (0.03)
   Net realized and unrealized gain (loss) on
     investments and foreign currency........    2.24          (0.74)    (3.85)    (2.56)    (0.67)      0.13
   Total from investment operations..........    2.25          (0.77)    (3.87)    (2.62)    (0.74)      0.10
 Distributions to shareholders from:
   Net investment income ....................      -             -         -       (0.02)      -          -
   Net realized capital gains ...............      -             -         -         -       (0.28)       -
 Total distributions ........................      -             -         -       (0.02)    (0.28)       -

 Net asset value, end of period..............   $5.03          $2.78     $3.55     $7.42    $10.06     $11.08


Market value, end of period..................  $4.500        $2.9375   $3.6875     $7.000    $9.125     $9.625
Total investment return++ ....................   53.2%         (20.3%)   (47.3%)    (23.1%)    (2.0%)    (19.8%)
  Net asset value total returns+++...........   80.9%         (21.7%)   (50.3%)    (26.1%)    (6.6%)     (0.1%)
  Ratio to average net assets/supplemental data:
  Net assets, end of period (in 000)......... $42,330        $23,343   $29,873    $62,356   $84,603    $93,206
  Operating expenses ........................   3.11%+         3.13%     2.29%      1.89%     1.86%      1.67%
  Net investment income (loss)...............   0.87%+        (1.21%)   (0.40%)    (0.73%)   (0.70%)    (0.29%)
  Portfolio turnover ........................      9%            25%       22%        53%      117%        55%


* Commencement of operations
** Net of offering costs ($0.18).
+Annualized
++Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.
+++Based on net asset value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total return does not reflect sales commissions.

                       See notes to financial statements

                            KOREA EQUITY FUND, INC.

              SUPPLEMENTAL SHAREHOLDER INFORMATION (UNAUDITED)

  The 1999 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on May 11, 1999. The purpose of the meeting was to elect six Directors to serve for the ensuing year; to consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending October 31, 1999; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

  At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., George H. Chittenden, Haruo Sawada, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. The shareholders ratified the selection of PricewaterhouseCoopers LLP, to serve as the Fund's independent accountants for the fiscal year ending October 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Board of Directors:


                                                         % of                             % of
                                      Shares Voted    outstanding     Shares Voted     outstanding
                                          For             Share     Withhold Authority   Shares
    William G. Barker, Jr .....        6,898,414          82.0           129,280           1.5
    George H. Chittenden ......        6,900,517          82.1           127,177           1.5
    Haruo Sawada ..............        6,901,114          82.1           126,580           1.5
    Chor Weng Tan .............        6,903,217          82.1           124,477           1.5
    Arthur R. Taylor ..........        6,898,414          82.0           129,280           1.5
    John F. Wallace ...........        6,903,217          82.1           124,477           1.5

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund:


                          % of                                      % of                      % of
         Shares Voted  outstanding         Shares Voted          outstanding     Shares    outstanding
            For          Shares              Against               Shares       Abstained    Shares

          6,954,337       82.7               44,797                  0.5          28,560      0.3


                     [THIS PAGE INTENTIONALLY LEFT BLANK]

BOARD OF DIRECTORS

William G. Barker, Jr.
George H. Chittenden
Nobuo Katayama
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS

Nobuo Katayama, President
Mitsutoyo Kohno, Vice President
John F. Wallace, Vice President
John J. Boretti, Secretary and Treasurer
Terence R Brennan, Assistant Secretary and
                   Assistant Treasurer

MANAGER

Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura-asset.com

INVESTMENT ADVISER

Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200

COUNSEL

Brown& Wood LLP
One World Trade Center
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS

PricewaterhouseCooperS LLP
1177 Avenue of The Americas
New York, New York 10036-2798

KOREA EQUITY FUND, INC.
180 MAIDEN LANE
NEWYORK, NEWYORK 10038-4936

This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants, PricewaterhouseCoopers LLP, and accordingly they express no opinion thereon.

KOREA EQUITY FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936


SEMI-ANNUAL REPORT

APRIL 30, 1999